EXHIBIT 99.2


                             SECURED PROMISORY NOTE

June 6th, 2001                                               AMOUNT: $510,000.00

         1. FOR VALUE RECEIVED, Carrington Capital Corp., a Florida corporation (the "Maker") hereby agrees to pay to AmeriNet Group.com, Inc., or to order, at Crystal Corporate Center, 2500 North Military Trail, Suite 225-C, Boca Raton, Florida 33431 or at such other place as the holder hereof may designate in writing from time to time, the sum of FIVE HUNDRED TEN THOUSAND AND NO/100 DOLLARS ($510,000.00) in installment as hereinafter provided, together with interest on the unpaid principal balance from the date hereof until paid at the rate of TEN PERCENT (10%) per annum, Principal shall be paid in three installments, together with interest accrued to the date of payment, as follows:

         On or before July 25, 2001, the sum of $170,000.00:
         On or before August 25, 2001, the sum of $170,000.00
         On or before September 25, 2001, the sum of $170,000.00

         2. All payments shall be credited first to accrued and unpaid interest and then to principal or other amounts owing pursuant hereto. Maker may prepay any portion of the principal of this note without penalty at any time.

         3. This note is secured by a Pledge Agreement, of even, date, & copy of which is attached hereto as Exhibit A, pursuant to which Maker has granted the holder a security interest in certain AmeriNet Group. com, Inc. common stock.

         4. The occurrence of any of the following shall be an event of default ("Event of Default") hereunder.

         (a) failure to make any payment as herein provided within five (5) days of the date due:

         (b) the assignment or attempted assignment of the Maker's obligations under this notes, other than as provided in Section 10.

         (c) the occurrence of an Event of Default under the Pledge Agreement.

         5. Upon the occurrence of any Event of Default, the unpaid principal and interest hereof, at the sole option of the holder, shall at once become due and payable, and the holder shall have the remedies and may cancel shares of pledged stock as provided in the Pledge Agreement. No delay or omission on the part of the holder in exercising any right under this Note or under the Pledge Agreement shall operate as a waiver of such right.

         6. The liability of Make for payment of principal and interest under this Note shall

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

be limited to the stock pledged pursuant to the Pledge Agreement. The holder agrees not to seek or obtain any deficiency or personal judgment or decree against the Maker, except such judgment or decree as may be necessary to obtain or cancel the Maker's interest in the pledged stock.

         7. The Maker waives presentment, presentment, demand, protest, notice of protest, notice of dishonor and notice of nonpayment.

         8. If any provision of this note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this note shall remain in full force and effect.

         9. This obligation shall be construed pursuant to the laws of the state of Florida. By entering into this agreement the parties agree to be bound by the jurisdiction of the Florida courts with venue for any dispute in Palm Beach County, Florida.

         10. This note may be assigned in whole or in part to a transferee of all of the pledged under the Pledge Agreement, provided that any assignee shall assume the Maker's obligations under the Pledge Agreement and shall execute an amended or replacement pledge agreement in from satisfactory to the holder and its legal counsel. Any assignment of the note must be in compliance with any applicable federal or state securities laws.

         This Secured Promissory Note is secured this 18th day of June, 2001.


MAKER:                                          WITNESS:
CARRINGTON CAPITAL CORP.


By: /s/ Leonard Tucker                          /s/ Nancy Molinari
   -------------------------                    ----------------------------
Name: Leonard Tucker                            Secretary
Title: President


                                   Exhibit A

                             SECURED PROMISORY NOTE

September 25, 2001                                           AMOUNT: $510,000.00

         1. FOR VALUE RECEIVED, Carrington Capital Corp., a Florida corporation (the "Maker") hereby agrees to pay to AmeriNet Group.com, Inc., or to order, at Crystal Corporate Center 2500 North Military Trail, Suite 225-C, Boca Raton, Florida 33431 or at such other place as the bolder hereof may designate in, writing from time to time, the sum, of FIVE HUNDRED TEN THOUSAND AND NO/lOO DOLLARS ($510,000.00) in installments as hereinafter provided, together with interest on the unpaid principal balance from the date hereof until paid at the rate of TEN PERCENT (10%) per annum. Principal shall be paid in three installments, together with interest accrued to the date of payment, as follows:

         0n or before October 25, 2001, the sum of $170,000.00
         On or before November 25, 2001, the sum of $170,000.00
         On or before December 25, 2001 the sum of $170,000.00

         2. All payments shall be credited first to accrued and unpaid interest and then to principal or other amounts owing pursuant hereto. Maker may prepay any portion of the principal of this note without penalty at anytime.

         3. This note is secured by a Pledge Agreement of even date, a copy of which is hereto as Exhibit A, pursuant to which Maker has granted the holder a security interest in certain AmeriNet Group. com, Inc. common stock.

         4. The occurrence of any of the following shall be an event of default ("Event of Default") hereunder:

         (a) failure to make any payment as herein provided within five (5) days of the date due;

         (b) the assignment or attempted assignment of the Maker's obligation under this note, other than as provided in Section 10.

         (c) the occurrence of an Event of Default under the Pledge Agreement.

         5. Upon the occurrence of any Event of Default, the unpaid principal and interest hereof, at he sole option of the holder, shall at once become due and payable, and the holder shall have the remedies and may cancel shares of pledged stock as provided in the Pledge Agreement. No delay or omission on the part of the holder in exercising any right under this Note or under the Pledge Agreement shall operate as a waiver of such right.

         6. The liability of Maker of payment of principal and interest under this Note shall

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

 be limited to the stock pledged pursuant to the Pledge Agreement The holder agrees not to seek or obtain any deficiency or personal judgment or decree against the Maker, except such judgment or decree as may be necessary to obtain or cancel the Maker's interest in the pledged stock.

        7. The Maker waives presentment, demand, protest, notice of protest, notice of dishonor and notice of nonpayment.

        8. If any provision of this note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this note shall remain in full force and effect.

        9. This obligation shaft be construed, pursuant to the laws of the state of Florida. By entering into this agreement the parties agree to be bound by the jurisdiction of the Florida courts with venue for any dispute in Palm Beach County, Florida.

         10. This note may be assigned in whole or in part to a transferee of all of the stock pledged under the Pledge Agreement provided that any assignee shall assume the Maker's obligations under the Pledge Agreement and, shall execute an amended or replacement pledge agreement in form satisfactory to the holder and its legal counsel. Any assignment of the note must be in compliance with any applicable federal or state securities laws.


         This Secured  Promissory Note is executed this 5th day of June, 2001



MAKER:                                          WITNESS:
CARRINGTON CAPITAL CORP.


By: /s/ Leonard Tucker                          /s/ Nancy Molinari
   -------------------------                    ----------------------------
Name: Leonard Tucker                            Secretary
Title: President


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